Exhibit 32.1

Certification of the Chief Executive Officer

and the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Cost Plus, Inc. (the “Company”) on Form 10-Q for the period ended August 2, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Murray H. Dashe, the Chairman and Chief Executive Officer of the Company and John J. Luttrell, Senior Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MURRAY H. DASHE

Murray H. Dashe Chairman and Chief Executive Officer (Principal Executive Officer) September 16, 2003

/s/ JOHN J. LUTTRELL

John J. Luttrell Senior Vice President, Chief Financial Officer (Principal Accounting Officer) September 16, 2003